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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 19, 2001


                               CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)

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    DELAWARE                       0-20939                       13-3696170
 (State or Other                (Commission File              (I.R.S. Employer
  Jurisdiction                      Number)                  Identification No.)
of Incorporation)

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                              150 CHESTNUT STREET,
                         SAN FRANCISCO, CALIFORNIA 94111
               (Address of Principal Executive Offices) (Zip Code)

--------------------------------------------------------------------------------

               Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800


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ITEM 5. OTHER ITEMS.

On January 23, 2001, CNET Networks announced it has amended its content licensing and print publishing contracts with Ziff Davis Media Inc., reducing the scope, duration and financial commitment of its previous agreements. Copies of the amendments are filed with this Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference. A copy of the press release is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.          TITLE

   10.1 Amendment to License Agreement between ZDNet, Inc. and Ziff Davis Media, Inc.

   10.2              Services Agreement between ZDNet, Inc and Ziff Davis Media,
                     Inc.

   99.1              Press Release dated January 23, 2001

   99.2              Communication to Investors

ITEM 9.

A copy of a communication provided to CNET Networks investors describing the agreements described in Item 5 above is attached as Exhibit 99.2.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2001

                                CNET NETWORKS, INC.


                                By: /s/ Sharon Le Duy
                                    --------------------------------------------
                                Name:  Sharon Le Duy
                                Title: Senior Vice President and General Counsel


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                                  EXHIBIT INDEX


EXHIBIT NO.         TITLE
-----------         -----

  10.1              Amendment to License Agreement between ZDNet, Inc. and Ziff Davis Media, Inc.
  10.2              Services Agreement between ZDNet, Inc and Ziff Davis Media, Inc.
  99.1              Press Release dated January 23, 2001
  99.2              Communication to Investors.